Exhibit 10.31

CONSENT AND AMENDMENT TO

RECEIVABLES SALE AGREEMENT

This CONSENT AND AMENDMENT TO RECEIVABLES SALE AGREEMENT dated as of January 30, 2009 (this “Amendment”) is entered into among SIRVA RELOCATION CREDIT, LLC, as Seller, SIRVA RELOCATION LLC (“SIRVA Relo”), EXECUTIVE RELOCATION CORPORATION (“Executive Relo”) and SIRVA GLOBAL RELOCATION, INC. (“SIRVA Global”), as Servicers and Originators, and WELLS FARGO BANK, NATIONAL ASSOCIATION, ACTING THROUGH ITS WELLS FARGO BUSINESS CREDIT DIVISION, as Agent (in such capacity, the “Agent”) and as the sole Purchaser.

RECITALS

A. The Seller, the Servicers, the Purchasers and the Agent are parties to that certain Receivables Sale Agreement dated as of September 30, 2008 (the “Receivables Sale Agreement”).

B. The parties wish to amend the Receivables Sale Agreement as hereinafter set forth and to provide for the consent of the Agent and the Purchasers to certain amendments to a SIRVA Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Receivables Sale Agreement shall have the same meanings herein as in the Receivables Sale Agreement, as amended by this Amendment.

2. Amendments to Receivables Sale Agreement. The Receivables Sale Agreement is hereby amended so that the definition of “SIRVA Credit Agreements” in Schedule I to the Receivables Sale Agreement is hereby amended and restated to read as follows:

“SIRVA Credit Agreements” means (i) the Credit Agreement dated as of May 12, 2008, as amended as of September 30, 2008, among Parent, SIRVA, Inc., the several lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as further amended by the Second Amendment thereto dated as of January 30, 2009, and (ii) the Term Loan Agreement dated as of May 12, 2008, as amended as of September 30, 2008, among Parent, SIRVA, Inc., the several lenders party thereto and Wilmington Trust Company, as administrative agent.

3. Limited Consent. The Agent and the Purchasers hereby consent to the execution and delivery of an amendment to the SIRVA Credit Agreement described in clause (i) of the definition of “SIRVA Credit Agreements” in the form attached hereto as Attachment 1 (the “First Lien Credit Agreement Amendment”), provided that (i) no compensation shall be paid by the SIRVA Entities in connection with such amendment, and (ii) such amendment becomes effective on or prior to January 30, 2009.

4. Representations and Warranties. With respect to the Sale Agreement, the Seller and each Servicer, and with respect to the Purchase Agreement, the Originators hereby represent and warrant to the Agent and the Purchasers as follows:

(i) Representations and Warranties. The representations and warranties contained in Article IV of the Receivables Sale Agreement and Section 4 of the Purchase Agreement are true and correct as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case they are true and correct as of such earlier date).

(ii) Enforceability. The execution and delivery by the Seller and each Servicer of this Amendment, and the performance by the Seller and each Servicer of this Amendment and the Receivables Sale Agreement, as amended hereby (the “Amended Agreement”), are within the corporate powers of the Seller and each Servicer and have been duly authorized by all necessary corporate or company action on the part of the Seller and each Servicer. This Amendment and the Amended Agreement are valid and legally binding obligations of the Seller and each Servicer, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(iii) No Potential Termination Event. No Potential Termination Event that will not be cured by this Amendment becoming effective has occurred and is continuing.

5. Acknowledgment by Originators. Each of SIRVA Relo, Executive Relo and SIRVA Global, in its capacity as an Originator, acknowledges and agrees to the terms of this Amendment, including without limitation Sections 2 and 3 hereof.

6. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Receivables Sale Agreement shall remain in full force and effect; and the Seller and the Servicers confirm and reaffirm their obligations under the Amended Agreement and the other Transaction Documents. After this Amendment becomes effective, all references in the Receivables Sale Agreement (or in any other Transaction Document) to “this Agreement”, “hereof’, “herein” or otherwise referring to the Receivables Sale Agreement shall be deemed to be references to the Amended Agreement. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Receivables Sale Agreement other than as set forth herein.

7. Effectiveness. This Amendment shall become effective upon the date on which all of the following occur (the “Amendment Effective Date”):

(i) receipt by the Agent of counterparts of this Amendment (whether by facsimile, email transmission or otherwise) executed by the Seller, the Servicers, the Originators, the Agent and the Purchasers and consented to by Parent, and

(ii) receipt by the Agent of a true and correct copy of the fully executed First Lien Credit Agreement Amendment in form and substance satisfactory to the Agent and the Purchasers.

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8. Headings; Counterparts. Section Headings in this Amendment are for reference only and shall not affect the construction of this Amendment. This Amendment may be executed by different parties on any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

9. Cumulative Rights and Severability. All rights and remedies of the Purchasers and Agent hereunder shall be cumulative and non-exclusive of any rights or remedies such Persons have under law or otherwise. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, in such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting such provision in any other jurisdiction.

10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the law of conflicts) of the State of Illinois.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SIRVA RELOCATION CREDIT, LLC, as Seller

By:	/s/ Douglas V. Gathany
Title:	President

SIRVA RELOCATION LLC, as a Servicer

By:	/s/ Douglas V. Gathany
Title:	Treasurer

EXECUTIVE RELOCATION CORPORATION, as a Servicer

By:	/s/ Douglas V. Gathany
Title:	Treasurer

SIRVA GLOBAL RELOCATION, INC., as a Servicer

By:	/s/ Douglas V. Gathany
Title:	Treasurer

S-1	Consent and Amendment

The undersigned (i) consent and agree to the foregoing Amendment, (ii) confirm that references in the Purchase Agreement to the Receivables Sale Agreement shall be references to such agreement as amended by the Amendment, and (iii) confirm that the Purchase Agreement is in full force and effect.

SIRVA RELOCATION LLC, as an Originator

By:	/s/ Douglas V. Gathany
Title:	Treasurer

EXECUTIVE RELOCATION CORPORATION, as an Originator

By:	/s/ Douglas V. Gathany
Title:	Treasurer

SIRVA GLOBAL RELOCATION, INC., as an Originator

By:	/s/ Douglas V. Gathany
Title:	Treasurer

S-2	Consent and Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, ACTING THROUGH ITS WELLS FARGO BUSINESS CREDIT DIVISION, as Agent and sole Purchaser

By:
Title:	Vice President

S-3	Consent and Amendment

ACKNOWLEDGEMENT AND CONSENT

Reference is made to the Guaranty dated as of September 30, 2008, executed by the undersigned in favor of SIRVA Relocation Credit, LLC (the “Guaranty”). The undersigned (i) consents and agrees to the foregoing Amendment, (ii) confirms that references in the Guaranty to the Receivables Sale Agreement shall be references to such agreement as amended by the Amendment, and (iii) confirms that the Guaranty is in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Acknowledgement and Consent as of the date first above written.

SIRVA WORLDWIDE, INC.

By:	/s/ Douglas V. Gathany
Title:	Treasurer

Attachment 1

First Lien Credit Agreement Amendment

SIRVA WORLDWIDE, INC.,

as Borrower,

and

THE SEVERAL LENDERS

FROM TIME TO TIME PARTIES HERETO

SECOND AMENDMENT TO THE CREDIT AGREEMENT

January             , 2009

SECOND AMENDMENT, dated as of January             , 2009 (this “Second Amendment”), to the Credit Agreement, dated as of May 12, 2008 (as amended, supplemented, modified, extended or restated from time to time, the “Credit Agreement”), among SIRVA WORLDWIDE, INC., a Delaware corporation (the “Borrower”), SIRVA, Inc., a Delaware corporation (“Holding”), the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Holding, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2. Amendment to Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following definition in alphabetical order therein:

“Pro Forma EBITDAR”: for the second, third and fourth fiscal quarters of 2009, EBITDA for such period adjusted to exclude the following items (without duplication) of income or expense to the extent that such items are included in the calculation of EBITDA; provided, that in no event shall the total of all adjustments made pursuant to this definition exceed $24,300,000:

(a) Charges in an amount not to exceed $4,000,000 in the aggregate during the last three fiscal quarters of 2009 relating to the start-up, investment, and re-building of the sales, marketing and commercial capabilities of the Borrower and its Subsidiaries in order to build new sales and marketing capabilities, win new customer contracts and increase moving volumes, such charges to include, without limitation, new staff, recruiting costs, salaries and benefits, specific customer initiatives, new service commercialization initiatives, and new marketing programs, including without limitation:

(i) consolidating all sales and marketing capabilities into one integrated commercial capability under a new chief commercial officer;

(ii) improving sales team by hiring industry sales leaders with industry-specific sales skills;

(iii) hiring additional agent network managers, a corporate sales manager and investing in the consumer channel of the Borrower’s business;

(vi) investing in direct selling initiatives for specific corporate customer contract opportunities, new products and services for corporate customers, and entry into new segments;

(v) investing in direct selling to the consumer through training agents’ sales people, attracting new consumer sales leads, re-building brands, and growing in regions where under represented; and

(vi) investing in government and military relationships and programs;

(b) Legacy costs and specific expenses that are not required to manage the business going forward in an amount not to exceed $10,600,000 in the aggregate during the last three fiscal quarters of 2009, including legacy pension expenses and IT contracts for legacy systems (replacing main frame computers and migrating to a server based environment will eliminate need for two long-term IT support contracts with Affiliated Computer Systems, Inc. and Covansys Corporation);

(c) Charges and expenses in an amount not to exceed $5,900,000 in the aggregate during the last three fiscal quarters of 2009 relating to the implementation of operating cost reduction and productivity enhancement measures, including redundant costs that to be eliminated upon implementation of such measures, including without limitation, direct staffing reductions as a result of implementation of new IT systems (including the installation of new client finance technology and the consolidation to one operating platform in the Borrower’s relocation business), developing new processes, implementation of the “SIRVA Improvement Process”, installing an efficient purchasing program, streamlining order entry and revenue processing systems in the Borrower’s moving business and other productivity programs;

(d) Restructuring charges not to exceed $6,400,000 in the aggregate during the last three fiscal quarters of 2009, including without limitation, expenses relating to the relocation of certain administrative functions to Fort Wayne, Indiana, performance incentive programs and other restructuring programs; and

(e) Non-cash expenses and charges other than those described in clause (h) of the definition of “EBITDA” and any other extraordinary, unusual or non-recurring gains or losses or charges or credits, including severance expense, facility closing costs, certain legal expenses and related charges, amendments to credit facilities and other expenses or charges all as approved by the Borrower’s Board of Directors; provided that in no event shall the amount excluded pursuant to this clause (e), together with the amounts excluded pursuant to clauses (a) through (d) of “Pro Forma EBITDA” exceed $24,300,000.

3. Amendment to Subsection 1.1, Definition of “Consolidated Senior Indebtedness”. The definition of “Consolidated Senior Indebtedness” in Subsection 1.1 of the Credit Agreement is hereby amended by inserting the phrase “and expressly excluding, for the avoidance of doubt, all Second Lien Obligations” at the end of such definition immediately prior to the “.” therein.

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4. Amendment to Subsection 1.1, Definition of “ECF Percentage”. The definition of “ECF Percentage” in Subsection 1.1 of the Credit Agreement is hereby amended by deleting the reference to “5.0” therein and substituting in its place a reference to “2.5”.

5. Amendment to Subsection 4.1(c). Subsection 4.1(c) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following in its place:

“If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any commitment fee, letter of credit commission, letter of credit fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), the aggregate outstanding amount of the Loans and such overdue amount shall bear interest at a rate per annum which is (i) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the relevant foregoing provisions of this subsection plus 2.00%, (ii) in the case of interest, the rate that would be otherwise applicable to principal of the related Loan pursuant to the relevant foregoing provisions of this subsection (other than clause (i) above) plus 2.00% and (iii) in the case of fees, commissions or other amounts, the rate described in paragraph (b) of this subsection for ABR Loans that are Revolving Credit Loans plus 2.00%, in each case from the date of such non-payment until such overdue amount is paid in full (as well after as before judgment).”

6. Amendment to Subsection 8.1(a). Subsection 8.1(a) of the Credit Agreement is hereby amended by deleting the first row of the table set forth in Subsection 8.1(a).

7. Amendment to Subsection 8.1(b). Subsection 8.1(b) of the Credit Agreement is hereby amended by deleting the first row of the table set forth in Subsection 8.1(b).

8. Amendment to Subsection 8.1(c). Subsection 8.1(c) of the Credit Agreement is hereby amended by inserting the following language at the end thereof prior to the “.”: “and commencing with the month ending January 31, 2009, and ending on March 31, 2009, Average Availability for such month to be less than $35,000,000”.

9. Amendment to Subsection 8.1(d). Subsection 8.1(d) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

“Permit Pro Forma EBITDAR for (i) the fiscal quarter of the Borrower ending June 30, 2009 to be less than $5,000,000, (ii) the two consecutive fiscal quarters of the Borrower ending September 30, 2009 to be less than $16,000,000, or (iii) the three consecutive fiscal quarters of the Borrower ending December 31, 2009 to be less than $21,000,000.”

10. Conditions to Effectiveness of this Second Amendment. This Second Amendment shall become effective upon the date (the “Second Amendment Effective Date”) when the Administrative Agent shall have received:

(a) counterparts of this Second Amendment, duly executed and delivered by the Borrower and the Required Lenders;

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(b) an executed Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, from an authorized officer of each Loan Party (other than the Borrower); and

(c) all expenses required to be paid on or before the Second Amendment Effective Date for which invoices have been presented.

11. Representations and Warranties; Acknowledgements.

(a) No Default. No Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date after giving effect to the transactions contemplated herein.

(b) Representations and Warranties. Each of the representations and warranties made by the Borrower and each other Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Second Amendment Effective Date as if made on and as of such date, except to the extent such representations and warranties expressly relate to a particular date, in which case such representations and warranties were true and correct in all material respects as of such date.

12. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent and the Lenders for all of their reasonable out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and the Lenders.

13. Continuing Effect of the Loan Documents. This Second Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement or any other Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Borrower or the other Loan Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. Any reference to the “Credit Agreement” in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Second Amendment.

14. Counterparts. This Second Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

15. Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

16. Integration. This Second Amendment and the other Loan Documents represent the agreement of the Borrower and the other Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

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17. RELEASE. AS CONSIDERATION FOR THE EXECUTION BY THE LENDERS AND THE ADMINISTRATIVE AGENT OF THIS SECOND AMENDMENT, THE BORROWER AND EACH OF THE OTHER LOAN PARTIES HEREBY ACKNOWLEDGE THAT THE OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RESCISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS. THE BORROWER AND EACH OF THE OTHER LOAN PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH LENDER AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”). FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ARISING BY REASON OF ANY MATTER, CAUSE OR THING OCCURRING ON OR PRIOR TO THE SECOND AMENDMENT EFFECTIVE DATE, WHICH SUCH PERSONS MAY HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS” MADE ON OR PRIOR TO THE SECOND AMENDMENT EFFECTIVE DATE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS SECOND AMENDMENT.

18. GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SIRVA WORLDWIDE, INC.

By:
Name:
Title:

The undersigned Lender agrees to all of the foregoing provisions of the Second Amendment to the Credit Agreement, dated as of May 12, 2008 (as amended, supplemented, modified, extended or restated from time to time, the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

(Name of Lender)

Dated as of January         , 2009

EXHIBIT A

[FORM OF]

ACKNOWLEDGMENT AND CONFIRMATION

1. Reference is made to the Second Amendment, dated as of January         , 2009 (the “Second Amendment”), to the Credit Agreement, dated as of May 12, 2008 (as amended, supplemented, modified, extended or restated from time to time, the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders. Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2. Each of the parties hereto hereby consents to the transactions contemplated by the Second Amendment.

3. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4. This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SIRVA, INC.
NORTH AMERICAN VAN LINES, INC.

By:
Name:	Eryk J. Spytek
Title:	Secretary

A FIVE STAR FORWARDING, INC.

A RELOCATION SOLUTIONS MANAGEMENT

    COMPANY

A THREE RIVERS FORWARDING, INC.

ALASKA USA VAN LINES, INC.

ALLIED FREIGHT FORWARDING, INC.

ALLIED INTERNATIONAL N.A., INC.

ALLIED TRANSPORTATION FORWARDING, INC.

ALLIED VAN LINES, INC.

ALLIED VAN LINES TERMINAL COMPANY

AMERICAS QUALITY VAN LINES, INC.

A.V.L. TRANSPORTATION, INC.

ALLIED ALLIANCE FORWARDING, INC.

ALLIED CONTINENTAL FORWARDING, INC.

ALLIED DOMESTIC FORWARDING, INC.

ALLIED INTERMODAL FORWARDING, INC.

ALLIED INTERSTATE TRANSPORTATION, INC.

ALLIED TRANSCONTINENTAL FORWARDING, INC.

ALLIED VAN LINES, INC. OF INDIANA

ANAHEIM MOVING SYSTEMS, INC.

CARTWRIGHT MOVING & STORAGE CO., INC.

CARTWRIGHT VAN LINES, INC.

CITY STORAGE & TRANSFER, INC.

CMS HOLDING, LLC

DJK RESIDENTIAL LLC

EXECUTIVE RELOCATION CORPORATION

FEDERAL TRAFFIC SERVICE, INC.

FLEET INSURANCE MANAGEMENT, INC.

FRONTRUNNER WORLDWIDE, INC.

GLOBAL VAN LINES, INC.

GLOBAL WORLDWIDE, INC.

GREAT FALLS NORTH AMERICAN, INC.

LYON VAN LINES, INC.

LYON WORLDWIDE SHIPPING, INC.

MANUFACTURING SUPPORT SERVICES, L.L.C.

MERIDIAN MOBILITY RESOURCES, INC.

MOVE MANAGEMENT SERVICES, INC.

NACAL, INC.

NAVL LLC:

NA (UK) GP CORPORATION

NORTH AMERICAN INTERNATIONAL

HOLDING CORPORATION

NORAM FORWARDING, INC.

NORTH AMERICAN FORWARDING, INC.

NORTH AMERICAN INTERNATIONAL N.A. INC. (formerly known as StorEverything, Inc.)

NORTH AMERICAN LOGISTICS, LTD.

NORTH AMERICAN VAN LINES OF TEXAS, INC.

RELOCATION RISK SOLUTIONS, LLC

RS ACQUISITION, LLC

RS ACQUISITION HOLDING, LLC

SIRVA CONTAINER LINES, INC.

SIRVA MLS, INC.

SIRVA SETTLEMENT OF ALABAMA, LLC

SIRVA FREIGHT FORWARDING, INC.

SIRVA GLOBAL RELOCATION, INC.

SIRVA IMAGING SOLUTIONS, INC.

SIRVA RELOCATION LLC

SIRVA RELOCATION PROPERTIES, LLC

SIRVA SETTLEMENT, INC. (formerly known as SIRVA Title Agency, Inc.)

TRIDENT TRANSPORT INTERNATIONAL, INC.

By:
Name:	Douglas V. Gathany
Title:	Treasurer

Acknowledgement re: Second Amendment to Credit Agreement